UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 8, 2019 (February 8, 2019)

BLACKROCK TCP CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2951 28th Street, Suite 1000
Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At 9:00 a.m. (Pacific Time) on February 8, 2019, BlackRock TCP Capital Corp. (the "Company"), held a Special Meeting of Stockholders at the offices of Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405 (the "Special Meeting"). At the Special Meeting, the Company's common stockholders voted on two proposals which were both approved. The proposals are described in detail in the Companies' definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on January 2, 2019. As of December 31, 2018, the record date, the Company had 58,774,403 common shares outstanding. Each share of the Company's common stock is entitled to one vote. The final voting results from the Special Meeting were as follows:

Proposal 1. The Company's stockholders approved a proposal to authorize the Company to increase leverage by approving the application to the company of a minimum asset coverage ratio of 150%, pursuant to Section 61(a)(2) of the Investment Company Act of 1940, to become effective the date after the Special Meeting, which would permit the Company to double the maximum amount of leverage that it is currently permitted to incur. The vote on the proposal was as follows:

For	Against	Abstained	Broker Non-Votes
31,167,450	740,800	310,386	0

Proposal 2. The Company's stockholders approved a proposal to approve, subject to the effectiveness of the modified minimum asset coverage ratio, an amended investment management agreement between the Company and Tennenbaum Capital Partners, LLC to permit Tennenbaum Capital Partners, LLC to serve as investment advisor to the Company on substantially the same terms as the existing agreement other than (i) a reduction to the management fee on total assets (excluding cash and cash equivalents) financed using leverage over 1.0x debt-to-equity from 1.5% to 1.0%, (ii) a reduction to the incentive compensation on net investment income and net realized gains (reduced by any net unrealized losses) from 20% to 17.5% and (iii) an amendment to the cumulative total return limitation on incentive compensation so that it is based solely on a hurdle that will be reduced from 8% to 7%. The vote on the proposal was as follows:

For	Against	Abstained	Broker Non-Votes
31,178,329	670,734	369,573	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK TCP CAPITAL CORP.
Date: February 8, 2019
	By:	/s/ Elizabeth Greenwood
	Name:	Elizabeth Greenwood
	Title:	General Counsel